UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2018

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-36436	95-3015862
(Commission File Number)	(IRS Employer Identification No.)
250 Coromar Drive, Goleta, California	93117
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (805) 967-7611

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 14, 2018, Deckers Outdoor Corporation (the "Company") held its 2018 Annual Meeting of Stockholders (the "Annual Meeting"), virtually via live webcast at http://www.virtualshareholdermeeting.com/DECK, during which the Company's stockholders voted on three proposals. The Company had 30,368,803 shares of common stock outstanding on July 18, 2018, the record date for the Annual Meeting. At the Annual Meeting, 27,796,226 shares of common stock were present virtually or represented by proxy.
The following sets forth the final results of the voting for the three proposals voted upon at the Annual Meeting. These matters are described in more detail in the Company's definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on July 27, 2018 (the "Proxy Statement").
Election of Directors (Proposal No. 1)
The stockholders elected ten candidates nominated by the Board of Directors of the Company to serve as directors of the Company until the annual meeting of stockholders to be held in 2019 or until their successors are elected and duly qualified. The following sets forth the results of the voting with respect to each candidate:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
John M. Gibbons	26,072,432	109,587	1,614,207
Nelson C. Chan	25,907,082	274,937	1,614,207
Cynthia (Cindy) L. Davis	26,158,150	23,869	1,614,207
Michael F. Devine, III	26,125,621	56,398	1,614,207
William L. McComb	26,157,712	24,307	1,614,207
David Powers	26,157,480	24,539	1,614,207
James Quinn	22,841,549	3,340,470	1,614,207
Lauri M. Shanahan	26,158,020	23,999	1,614,207
Brian A. Spaly	26,014,376	167,643	1,614,207
Bonita C. Stewart	25,899,321	282,698	1,614,207
Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm (Proposal No. 2)
The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2019, which covers the period from April 1, 2018 to March 31, 2019. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
26,676,880	1,116,559	2,787
Advisory Vote on Executive Compensation (Proposal No. 3)
The stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
24,965,402	1,167,449	49,168	1,614,207
No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2018

Deckers Outdoor Corporation
/s/ Thomas Garcia
Thomas Garcia, General Counsel